                                                                    EXHIBIT 99.1

                      FEDERAL DEPOSIT INSURANCE CORPORATION

                                WASHINGTON, D.C.

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                               )
                               )
In the Matter of               )
                               )
                               )           ORDER TO
WEBBANK                        )        CEASE AND DESIST
SALT LAKE CITY, UTAH           )
                               )
                               )          FDIC-04-281b
(INSURED STATE NONMEMBER BANK) )
                               )
                               )
                               )
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            WebBank,  Salt Lake City, Utah ("Bank"),  having been advised of its right to a Notice of  Charges  and of  Hearing  detailing  the unsafe or unsound banking practices and violations of law and/or regulations  alleged to have been committed by the Bank and of its right to a hearing on the alleged charges under section  8(b)(1) of the Federal  Deposit  Insurance Act ("Act"),  12 U.S.C.  ss.
1818(b)(1),  and Utah Code Ann. §§  7-1-307,  and having  waived those  rights, entered into a STIPULATION  AND CONSENT TO THE ISSUANCE OF AN ORDER TO CEASE AND
DESIST  ("CONSENT  AGREEMENT")  with counsel for the Federal  Deposit  Insurance
Corporation  ("FDIC"),  dated  January  26,  2005,  and  with  counsel  for  the
Department of Financial Institutions for the State of Utah ("Department"), dated
January 26, 2005,  whereby solely for the purpose of this proceeding and without admitting or denying the alleged charges of unsafe or unsound banking  practices and violations of law and/or regulations,  the Bank consented to the issuance of an ORDER TO CEASE AND DESIST ("ORDER") by the FDIC and the Department.

            The FDIC and the  Department  considered  the matter and  determined that they had reason to believe  that the Bank had  engaged in unsafe or unsound banking practices and had committed  violations of law and/or  regulations.  The
FDIC and the Department,  therefore,  accepted the CONSENT AGREEMENTS and issued the following:

                            ORDER TO CEASE AND DESIST
                            -------------------------

            IT IS  HEREBY  ORDERED,  that the Bank,  its  institution-affiliated parties,  as that term is  defined  in section  3(u) of the Act,  12 U.S.C.  §§
1813(u),  and its  successors  and assigns  cease and desist from the  following unsafe and unsound banking practices and violations of law and/or regulation:

            (a)  operating  with  management  whose  policies and  practices are detrimental to the Bank and jeopardize the safety of its deposits;

            (b)  operating with a board of directors which has failed to provide adequate supervision over and direction to the active management of the Bank;

            (c)  operating with  inadequate  capital in relation to the kind and quality of assets held by the Bank;

            (d)  operating with an inadequate loan valuation reserve;

            (e)  operating  with a large volume of poor quality  loans and other adversely classified assets;

            (f)  engaging in unsatisfactory lending and collection practices;

            (g)  operating  in  such  a  manner  as  to  produce  poor  earnings insufficient to support  operations,  maintain capital levels, and fund the loan valuation reserve;

            (h)  operating  in  violation of sections 23A and 23B of the Federal
Reserve Act, 12 U.S.C.  ss.ss. 371c & 371c-1, made applicable to state nonmember insured  institutions by section 18(j)(1) of the Act, 12 U.S.C. ss.  1828(j)(1), as more fully described on pages 25 and 26 of the Joint Report of Examination as of August 30, 2004;

            (i)  operating with inadequate provisions for liquidity; and

            (j)  operating  with  inadequate   internal   routine  and  controls
policies.

            IT IS FURTHER  ORDERED,  that the Bank, it's  institution-affiliated parties, and its successors and assigns, take affirmative action as follows:

            1.   The Bank shall have and retain qualified management.

                (a) Each  member of  management  shall have  qualifications  and experience commensurate with his or her duties and responsibilities at the Bank.
Management  shall  include a chief  executive  officer  with  proven  ability in managing a Bank of comparable  size,  and  experience in upgrading a low quality loan  portfolio,  improving  earnings,  and  other  matters  needing  particular
attention.   Management  shall  also  include  a  senior  lending  officer  with significant appropriate lending, collection, and loan supervision experience and experience in upgrading a low quality loan portfolio.  Each member of management shall  be  provided  appropriate  written  authority  from the  Bank's  board of directors to implement the provisions of this ORDER.

                 (b) The  qualifications  of management shall be assessed on its ability to:

                      (i)  comply with the requirements of this ORDER;

                     (ii)  operate the Bank in a safe and sound manner;

                    (iii)  comply with applicable laws and regulations; and

                     (iv)  restore  all  aspects of the Bank to a safe and sound condition,  including  asset quality,  capital  adequacy,  earnings,  management effectiveness, liquidity, and sensitivity to market risk.

                 (c) During the life of this  ORDER,  the Bank shall  notify the
Regional  Director  of the  FDIC's  San  Francisco  Regional  Office  ("Regional
Director") and the  Commissioner,  Department of Financial  Institutions for the
State of Utah ("Commissioner") in writing when it proposes to add any individual to the Bank's board of directors or employ any individual as a senior  executive officer. The notification must be received at least 30 days before such addition or employment is intended to become  effective and should  include a description of the background and experience of the individual or individuals to be added or employed.

            2. (a) Within 30 days from the  effective  date of this  ORDER,  the board of directors shall increase its  participation in the affairs of the Bank, assuming full  responsibility  for the approval of sound policies and objectives and for the  supervision of all of the Bank's  activities,  consistent  with the role and expertise  commonly expected for directors of Banks of comparable size.
This  participation  shall include  meetings to be held no less  frequently than monthly,  with a majority of directors  attending in person,  and at which, at a minimum,  the  following  areas  shall  be  reviewed  and  approved:  sufficient information,  required of management,  so as to be fully informed of all lending programs and the manner in which each lending line of business is conducted  and controlled;  reports of income and expenses;  new,  overdue,  renewal,  insider, charged-off,  and recovered loans; investment activity;  operating policies; and
individual  committee  actions.  Board minutes shall  document these reviews and approvals, including the names of any dissenting directors.

                 (b)  Within 90 days of the date of this  ORDER,  the Bank shall increase its board of directors by the addition of directors such that there are no fewer than five directors,  a majority of whom must be independent directors.
Thereafter,  independent directors shall comprise a majority of the Bank's board of  directors.

                 (c) The  addition  of any new Bank  directors  required by this paragraph may be accomplished, to the extent permissible by state statute or the
Bank's  by-laws,  by means of  appointment  or  election at a regular or special meeting of the Bank's  shareholders.  For purposes of this ORDER, an independent director  shall  be  any  individual  who is not an  officer  of the  Bank,  any subsidiary, or any of its affiliated  organizations;  who does not own more than
10 percent of the outstanding shares of the Bank; who is not related by blood or marriage to an officer or director of the Bank or to any shareholder owning more than 10 percent of the Bank's  outstanding  shares and does not otherwise have a common financial interest with such officer, director or shareholder; who is not indebted to the Bank director or indirectly,  including the  indebtedness of any entity in which the  individual  has a  substantial  financial  interest,  in an amount exceeding 10 percent of the Bank's total Tier 1 capital and allowance for loan and  lease  losses;  or who is  deemed to be an  independent  director  for purposes of this ORDER by the  Regional  Director and the  Commissioner.

             3.  (a) Within 120 days from the effective date of this ORDER,  the
Bank shall  develop  and adopt a capital  plan  designed to maintain an adequate level of capital protection for the kind and quality of assets held by the bank.
The  Plan  shall  address  both   internal  and  external   sources  of  capital
augmentation,  including capital infusions and retention of earnings.

                 (b) Within 120 days from the effective date of this ORDER,  the
Bank shall develop and adopt a plan to meet and thereafter  maintain the minimum risk-based capital  requirements as described in the FDIC Statement of Policy on
Risk-Based  Capital  contained  in  Appendix A to Part 325 of the FDIC Rules and
Regulations,  12 C.F.R.  Part 325,  Appendix  A. The Plan shall be in a form and manner  acceptable to the Regional  Director and  Commissioner  as determined at subsequent  examinations.

             4. Within 30 days from the effective  date of this ORDER,  the Bank shall  have and  maintain  an  adequate  allowance  for loan and  lease  losses.

                Additionally,  within 120 days from the  effective  date of this
ORDER,  the board of directors  shall  develop or revise,  adopt and implement a comprehensive  policy for determining the adequacy of the allowance for loan and lease losses. For the purpose of this determination, the adequacy of the reserve shall be determined  after the charge-off of all loans or other items classified
"Loss." The policy  shall  provide for a review of the  allowance  at least once each  calendar  quarter.  Said review should be completed no later than ten (10)
days following the end of each calendar  quarter,  in order that the findings of the board of directors  with respect to the loan and lease loss allowance may be properly reported in the quarterly  Reports of Condition and Income.  The review should  focus on the  results  of the Bank's  internal  loan  review,  loan loss experience, trends of delinquent and non-accrual loans, an estimate of potential loss exposure of significant credits,  concentrations of credit, and present and prospective economic conditions. A deficiency in the allowance shall be remedied in the calendar  quarter it is  discovered,  prior to  submitting  the Report of
Condition,  by a charge to current operating earnings.  The minutes of the board of  directors  meeting at which such review is  undertaken  shall  indicate  the results of the review.  Upon  completion of the review,  the Bank shall increase and  maintain  its  allowance  for loan and  lease  losses  consistent  with the allowance  for loan and lease  loss  policy  established.  Such  policy  and its
implementation   shall  be  satisfactory  to  the  Regional   Director  and  the
Commissioner as determined at subsequent examinations and/or visitations.

             5. (a) Within 10 days from the  effective  date of this ORDER,  the
Bank shall  eliminate from its books,  by charge-off or  collection,  all assets classified "Loss" and one-half of the assets classified  "Doubtful" in the Joint
Report of  Examination  as of  August  30,  2004  that have not been  previously collected or charged off.  Elimination of these assets through proceeds of other loans  made by the Bank is not  considered  collection  for the  purpose of this paragraph.

                (b) Within 90 days from the  effective  date of this ORDER,  the
Bank shall have reduced the assets  classified  "Substandard"  and "Doubtful" in the Joint Report of Examination as of August 30, 2004,  that have not previously been  charged  off to not more than  $1,600,000.

                (c) Within 180 days from the effective  date of this ORDER,  the
Bank shall have reduced the assets  classified  "Substandard"  and "Doubtful" in the Joint Report of Examination as of August 30, 2004,  that have not previously been  charged  off to not more than  $1,200,000.

                (d) Within 360 days from the effective  date of this ORDER,  the
Bank shall have reduced the assets  classified  "Substandard"  and "Doubtful" in the Joint Report of Examination as of August 30, 2004,  that have not previously been  charged  off  to  not  more  than  $800,000.

                (e) The requirements of subparagraphs 5(a), 5(b), 5(c), and 5(d)
of this ORDER are not to be construed as standards for future operations and, in addition to the  foregoing,  the Bank shall  eventually  reduce the total of all adversely classified assets. Reduction of these assets through proceeds of other loans  made by the Bank is not  considered  collection  for the  purpose of this paragraph. As used in subparagraphs 5(b), 5(c), 5(d), and 5(e) the word "reduce"
means:

                    (i)    to collect;

                   (ii)    to charge-off; or

                  (iii)    to   sufficiently   improve  the  quality  of  assets
adversely  classified  to  warrant  removing  any  adverse  classification,   as
determined by the FDIC and the Department at onsite examinations or visitations.

                (f) Within 60 days from the  effective  date of this ORDER,  the
Bank shall develop written asset  disposition  plans for each  classified  asset greater  than  $100,000.  The plans shall be reviewed and approved by the Bank's board of directors and acceptable to the Regional  Director and the Commissioner as determined at subsequent examinations.

                (g) Within 120 days from the effective  date of this ORDER,  the
Bank shall adopt and implement a written plan for the  reduction and  collection of delinquent  loans. The plan shall be acceptable to the Regional  Director and the Commissioner as determined at subsequent examinations.

            6.  (a) Beginning  with the effective  date of this ORDER,  the Bank shall not extend,  directly or indirectly,  any additional credit to, or for the benefit of, any  borrower  who has a loan or other  extension of credit from the
Bank that has been  charged off or  classified,  in whole or in part,  "Loss" or
"Doubtful"  and is  uncollected.  Subparagraph  6(a) of  this  ORDER  shall  not prohibit  the Bank from  renewing  or  extending  the  maturity of any credit in accordance with the Financial  Accounting  Standards  Board Statement  Number 15
("FASB 15").

                (b) Beginning  with the effective  date of this ORDER,  the Bank shall not extend,  directly or indirectly,  any additional credit to, or for the benefit of, any  borrower  who has a loan or other  extension of credit from the
Bank in  excess  of  $100,000  that  has  been  classified,  in  whole  or part,
"Substandard" without the prior approval of a majority of the board of directors or the loan  committee  of the Bank.

                (c) The loan  committee or Board shall not approve any extension of credit,  or additional  credit to a borrower in paragraphs  (b) above without first  collecting in cash all past due interest.

            7. Upon the effective  date of this Order,  the Bank shall cease any and all purchases of factored accounts receivable until the Bank has established and  implemented  policies and  procedures  to properly  monitor,  control,  and provide proper  oversight for this program,  as described in the Joint Report of
Examination as of August 30, 2004.

            8.  (a) Within 120 days from the  effective  date of this ORDER,  the
Bank shall revise,  adopt, and implement written lending and collection policies to provide  effective  guidance  and control over the Bank's  lending  function, which  policies  shall  include  specific  guidelines  for  placing  loans  on a non-accrual  basis.  In  addition,  the Bank shall  obtain  adequate and current documentation  for all loans in the Bank's loan  portfolio.  Such  policies  and their  implementation  shall be in a form and manner  acceptable to the Regional
Director and the  Commissioner as determined at subsequent  examinations  and/or visitations.

                (b)  The  initial  revisions  to  the  Bank's  loan  policy  and practices,  required  by  this  paragraph,  at  a  minimum,  shall  include  the following:

                     (i)   provisions, consistent with FDIC instructions for the
preparation  of Reports of  Condition  and  Income,  under  which the accrual of interest income is discontinued  and previously  accrued interest is reversed on delinquent loans;

                    (ii)   provisions  which  prohibit  the   capitalization  of
interest or loans  related  expense  unless the board of  directors  supports in writing  and  records in the  minutes of the  corresponding  board of  directors meeting why an exception  thereto is in the best  interests  of the Bank;

                   (iii)   provisions     which    require     complete    loans
documentation, realistic repayment terms and current credit information adequate to support the  outstanding  indebtedness  of the borrower.  Such  documentation shall  include  current  financial  information,  profit and loss  statements or copies of tax returns and cash flow projections;

                   (iv)   provisions which incorporate limitations on the amount
that can be loaned in relation to established collateral values;

                   (v)    provisions   which  specify  the   circumstances   and
conditions  under  which  real  estate   appraisals  must  be  conducted  by  an
independent third party;

                  (vi)    provisions  which  establish  standards  for unsecured
credit;

                  (vii) provisions which establish officer lending limits;

                (viii)   provisions that require  extensions of credit to any of
the Bank's executive officers,  directors, or principal shareholders,  or to any related interest of such persons, to be approved in advance by a majority of the entire board of directors in accordance with section 215.4(b) of Regulation O of the Board of Governors of the Federal Reserve System,  12 C.F.R.  ss.  215.4(b);

                  (ix)  provisions  which  prohibit  the  issuance  of  standby letters  of credit  unless the  letters  of credit are fully  secured by readily marketable  collateral  and/or are  supported by current and complete  financial information;

                   (x)   provisions  that  directors  first  determine  that the
lending staff has the  expertise  necessary to properly  supervise  construction loans and that  adequate  procedures  are in place to monitor  any  construction
involved   before  funds  are   disbursed;

                  (xi)   provisions which prohibit  concentrations  of credit in
excess of 25 percent of the Bank's  total  equity  capital  and  reserves to any borrower and that borrower's related  interests;

                 (xii)   provisions  which  require  the  preparation  of a loan
"watch list" which shall include relevant  information on all loans in excess of
$10,000 which are classified "Substandard" and "Doubtful" in the Joint Report of
Examination  as of  August  30,  2004,  or by  the  FDIC  or the  Department  in
subsequent  Reports of  Examination  and all other  loans in excess of  $10,000, which warrant  individual  review and consideration by the board of directors as determined  by the loan  committee or active  management.  The loan "watch list"
shall be presented to the board of  directors  for review at least  monthly with such review noted in the minutes;  and

                (xiii)   the board of directors shall adopt  procedures  whereby
officer  compliance with the revised loan policy is monitored and responsibility for exceptions  thereto assigned.  The procedures  adopted shall be reflected in minutes of a board of directors meeting at which all members are present and the vote of each is noted.

            9. Within 120 days of the  effective  date of this  ORDER,  the Bank shall develop and submit to the Regional Director and the Commissioner a written three-year strategic plan. Such plan shall include specific goals for the dollar volume of total loans,  total  investment  securities,  and total deposits as of
December 31, 2005,  and  December 31, 2006.  For each time frame,  the plan will also specify the  anticipated  average  maturity and average  yield on loans and securities;  the average  maturity and average  cost of  deposits;  the level of earning  assets as a percentage of total  assets;  and the ratio of net interest income to average earning assets.

            10. Within 120 days from the effective date of this ORDER,  the Bank shall  develop  and adopt a plan to  control  overhead  and other  expenses  and restore  the  Bank's  profitability.  The plan  shall  be in a form  and  manner acceptable  to the  Regional  Director and the  Commissioner  as  determined  at subsequent  examinations  and/or  visitations.

            11. (a) Within 120 days from the effective  date of this ORDER,  the
Bank shall  formulate  and fully  implement a written  plan and a  comprehensive budget for all categories of income and expense. The plan and budget required by this paragraph shall include formal goals and strategies,  consistent with sound banking practices,  to improve the Bank's net interest margin, increase interest income, reduce discretionary  expenses,  and improve and sustain earnings of the
Bank.  The plan shall include a description  of the operating  assumptions  that form the basis for and adequately  support,  major projected  income and expense components.  Thereafter,  the Bank  shall  formulate  such a plan and  budget by
November  30 of each  subsequent  year.

                (b) The plan and budget required by  subparagraph  11(a) of this
ORDER,  upon  completion,  shall be submitted  to the Regional  Director and the
Commissioner for their review and opportunity for comment.

                (c)  Following the end of each  calendar  quarter,  the board of directors  shall evaluate the Bank's actual  performance in relation to the plan and budget  required by  subparagraph  11(a) of this ORDER and shall  record the results of the evaluation,  and any actions taken by the Bank, in the minutes of the board of  directors  meeting at which such  evaluation  is  undertaken.

            12. Within 90 days from the effective  date of this ORDER,  the Bank shall  eliminate  and/or  correct all violations of law which are more fully set out on pages 25 and 26 of the Joint Report of Examination as of August 30, 2004.
In addition, the Bank shall take all necessary steps to ensure future compliance with all applicable laws and regulations.

            13. Within 60 days from the effective  date of this ORDER,  the Bank shall develop and maintain a list which thoroughly and accurately  describes all affiliates  of the Bank,  as such term is defined in sections 23A and 23B of the
Federal Reserve Act, 12 U.S.C.  ss.ss.  371c & 371c-1.  In addition,  the Bank's senior management shall develop a clear understanding of the ownership structure of the  Bank  and the  affiliate  relationships  arising  therefrom,  and  shall maintain any and all documentation necessary to support the Bank's determination of its affiliate  relationships.  All information and documentation  required by this paragraph shall be in a form and manner acceptable to the Regional Director
and  the   Commissioner   as  determined  at  subsequent   examinations   and/or
visitations.

            14. Within 120 days from the effective date of this ORDER,  the Bank shall  develop or revise,  adopt,  and  implement a written  liquidity and funds management  policy.  Such policy and its  implementation  shall be in a form and manner acceptable to the Regional Director and the Commissioner as determined at subsequent  examinations  and/or  visitations.

            15. Within 120 days from the effective date of this ORDER,  the Bank shall  adopt and  implement  a policy  for the  operation  of the Bank in such a manner as to provide adequate  internal routine and control policies  consistent with safe and sound banking practices.  Such policy and its implementation shall be satisfactory to the Regional  Director and the  Commissioner as determined at subsequent examinations and/or visitations.

            16. Within 90 days from the effective  date of this ORDER,  the Bank shall  develop,  adopt,  and  implement  a written  policy  satisfactory  to the
Regional  Director  and  the   Commissioner,   which  policy  shall  govern  the
relationship between the Bank and its parent companies and affiliates, and shall limit the payment of any management,  consulting,  or other fees or funds of any nature,  directly  or  indirectly,  to or for the  benefit of the Bank's  parent companies and  affiliates  to only those fees or funds paid in  connection  with services performed by the Bank's holding company on behalf of or for the benefit of the Bank.

            17. The Bank shall not pay cash dividends  without the prior written consent of the Regional Director and the Commissioner.

            18. Within 120 days from the effective date of this ORDER,  the Bank shall  adopt an  employee  compensation  plan  after  undertaking  a  review  of compensation  paid to any of the Bank's executive  officers and directors.  At a minimum, the review shall include the following:

                (a)  a  critical  analysis  of  each  individual's   background,
experience,  duties and responsibilities,  and an appraisal of each individual's performance compared to the present level of compensation;

                (b) a  comparison  of each  officer's  total  compensation  with compensation  received  by officers  with  similar  responsibilities  in similar institutions; and

                (c) a determination  of whether present  executive  officers are capable of  implementing  board  directives and policies,  operating  within the constraints of laws and regulations, and operating the Bank in a prudent manner.

                For the purposes of this paragraph, "compensation" refers to any and all  salaries,  bonuses,  and  other  benefits  of  every  kind  and  nature whatsoever, whether paid directly or indirectly.

            19.  Upon the  effective  date of this  ORDER,  the Bank  shall  not increase the amount of brokered  deposits  above the amount  outstanding on that date.

            Within 120 days of the effective date of this ORDER,  the Bank shall submit to the Regional  Director and the  Commissioner a written plan addressing the  bank's  funding  strategy,  including  the use of  brokered  deposits.  The
Regional Director and the Commissioner shall have the right to reject the Bank's plan. For purposes of this ORDER,  brokered deposits are defined as described in section  337.6(a)(2)  of the FDIC Rules and  Regulations to include any deposits funded by third party  agents or nominees  for  depositors,  including  deposits managed by a trustee or custodian when each  individual  beneficial  interest is entitled to or asserts a right to federal deposit insurance.

            20.  Following  the  effective  date of this  ORDER,  the Bank shall provide  a copy of  this  ORDER  to its  shareholders  or  otherwise  furnish  a description  of this  ORDER in  conjunction  with the  Bank's  next  shareholder communication. If a description of this ORDER is provided, the description shall fully describe the ORDER in all material  respects,  and the description and any accompanying  communication,  statement,  or  notice  shall be sent to the FDIC,
Accounting and Securities Section, Washington, D.C. 20429, at least fifteen (15)
days prior to dissemination to shareholders. Any changes requested to be made by the FDIC shall be made prior to dissemination of the description, communication, notice, or statement.

            21.  Within 30 days of the end of the first  quarter  following  the effective  date of this  ORDER,  and within  thirty (30) days of the end of each quarter  thereafter,  the Bank shall  furnish  written  progress  reports to the
Regional  Director  and the  Commissioner  detailing  the form and manner of any actions taken to secure compliance with this ORDER and the results thereof. Such reports  shall  include a copy of the Bank's  Report of Condition and the Bank's
Report of Income. Such reports may be discontinued when the corrections required by  this  ORDER  have  been  accomplished  and  the  Regional  Director  and the
Commissioner have released the Bank in writing from making further reports.

            This ORDER shall become effective ten (10) days from the date of its issuance.

            The provisions of this ORDER shall remain  effective and enforceable except to the extent that,  and until such time as, any provisions of this ORDER shall have been modified,  terminated,  suspended,  or set aside by the FDIC and the Department.

            Pursuant to delegated authority.

            Dated   at   San   Francisco,   California,   this   31st day  of
January, 2005.

                                 /s/ Nancy E. Hall
                                 -------------------------------------
                                 Nancy E. Hall
                                 Regional Director
                                 Division of Supervision
                                     and Consumer Protection
                                 San Francisco Region
                                 Federal Deposit Insurance Corporation

                                 /s/ G. Edward Leary
                                 ------------------------------------
                                 G. Edward Leary
                                 Commissioner
                                 Department of Financial Institutions
                                    for the State of Utah